UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2012

Brekford Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52719	20-408662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Hanover, Maryland	21076
(Address of principal executive offices)	(Zip Code)

(443) 557-0200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operation and Financial Condition.

On November 9, 2012, Brekford Corp. issued a press release describing its financial results for the three and nine months ended September 30, 2012.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREKFORD CORP.

Dated: November 13, 2012	By:	/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and
Chief Financial Officer

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EXHIBIT INDEX
Exhibit No.         Description

99.1                      Press release dated November 9, 2012 (furnished herewith).

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